UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2019 (October 1, 2019)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West 26th Street, 9th Floor, New York, NY 10001

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SQBG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On October 1, 2019, Ms. Karen Murray resigned from her positions as Chief Executive Officer, Secretary and Director of Sequential Brands Group, Inc. (“Sequential”). Per the transition agreement between Sequential and Ms. Murray dated October 1, 2019 (the “Transition Agreement”), Ms. Murray will receive a bonus for 2019 based on actual achievement of the Board-established financial goals for the year, payable at the time in 2020 that such bonus would have been paid had Ms. Murray’s employment with Sequential not terminated. In addition, the unvested portion of Ms. Murray’s restricted stock units granted upon her commencement of employment with Sequential, representing 33,334 shares of common stock, will fully vest upon the end of the revocation period as defined in the Transition Agreement. Under the Transition Agreement, Ms. Murray also has agreed to act as a consultant to the Company for a period of one year, for which she will be paid a total of $650,000. The Transition Agreement includes customary terms and conditions, including a release of claims. A copy of the Transition Agreement is attached hereto as Exhibit 10.1 is incorporated herein by reference.

Also, effective October 7, 2019, Chad Wagenheim, age 43, who has been employed by the Company since November 2014 and most recently as Executive Vice President Strategic Development and Operations, was appointed as President and, in such capacity, will act as principal executive officer of the Company.

Item 7.01. Regulation FD Disclosure.

On October 7, 2019, Sequential issued a press release with respect to a strategic review and the matters discussed in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Transition agreement between the Company and Ms. Murray, dated October 1, 2019.
99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: October 7, 2019	By:	/s/ Peter Lops
	Name:	Peter Lops
	Title:	Chief Financial Officer